UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013
                 --------------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware                   000-27503                22-1734088
-----------               ---------------            -------------
(State or other            (Commission             (IRS Employer
jurisdiction               File Number)          Identification No.)
of incorporation)

            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                       (617)-668-6855
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
 Arrangements of Certain Officers.

 On April 30, 2013, the Board of Directors of Dynasil
 Corporation of America ("Dynasil" or the "Company") elected
 Alan B. Levine to the Board for a term to expire at the Company's next Annual Meeting of Stockholders. Mr. Levine is filling a newly-created seat on the Board of Directors, as well as serving as the chairman of the Audit Committee.

 Mr. Levine will be entitled to receive the same compensation for his service on the Board as the Company's other non-employee directors, as more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on January 18, 2013. Mr. Levine and the Company will enter into the Company's standard indemnification agreement for directors, the form of which agreement was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the SEC on February 14, 2012.

 Mr. Levine, age 69, spent 24 years in public accounting with Ernst & Young LLP, where he became an Audit Partner. He worked for thirteen years as a Chief Financial Officer for companies
 in the financial, educational and technology industries.   His
 experience includes serving as a director on four different public company boards, including his current positions on the boards of Magnetek, Inc. and RBC Bearings Incorporated, where he also serves on the Audit Committees.

 A copy of the press release announcing Mr. Alan B. Levine's election to the Board of Directors is attached to this Current
 Report on Form 8-K as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

 99.1  Press release, dated May 2, 2013, issued by Dynasil
 Corporation of America announcing Mr. Alan B. Levine's election to the Board of Directors.

                          SIGNATURES

  Pursuant to the requirements of the Securities Exchange
 Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DYNASIL CORPORATION OF AMERICA

 Date:      May 2, 2013    By:  /s/ Thomas C. Leonard
                           Name: Thomas C. Leonard
                           Title:  Chief Financial Officer